EXHIBIT 10.1

                  AMENDMENT 3 TO THE INDEMNIFICATION AGREEMENT
                  --------------------------------------------

                  THIS AMENDMENT (this "Amendment") is entered into as of the 11th day of July, 2005, by and among Atlantic Realty Trust ("Seller" ) and Kimco Realty Corporation ("Buyer") and amends the Indemnification Agreement entered into as of March 28, 2005 by and among the Seller and Buyer (as amended by those certain Amendments dated May 12, 2005, June 14, 2005, and by this Amendment, the "Indemnification Agreement").

                                    RECITALS

         A. Buyer and Seller entered into the Indemnification Agreement which, inter alia, provided for a 45 day Exclusivity Period;

         B. On May 12, 2005, Buyer and Seller entered into an amendment to the Indemnification agreement which extended the Exclusivity Period until June 12, 2005; and

         C. On June 14, 2005, Buyer and Seller entered into an amendment to the Indemnification agreement which extended the Exclusivity Period until July 11, 2005; and

         D.       Buyer and Seller desire to further extend the Exclusivity
Period.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which, are hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

1. The Indemnification Agreement is hereby amended to provide that all references therein to the Exclusivity Period shall refer to the period commencing on March 28th, 2005 and ending on August 5, 2005. All other provisions of the Indemnification Agreement shall remain in full force and effect in accordance with their terms.

2. The laws of the State of New York shall govern the validity, construction, enforcement, and interpretation, of this Amendment, except for the conflict of law provisions thereof which would result in the application of the laws of another jurisdiction. This Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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         NOW WHEREFORE, the parties hereto have executed this Amendment as of the date first set forth above.

                                        SELLER:
                                        -------

                                        ATLANTIC REALTY TRUST

                                        By: /s/ Joel Pashcow
                                            ------------------------------
                                            Name:  Joel Pashcow
                                            Title: CEO

                                            Address for notices:

                                            Atlantic Realty Trust
                                            747 3rd Avenue
                                            New York, New York 10017
                                            Attention: Joel, Pashcow

                                            With a copy to (which shall not
                                            constitute notice):

                                            Proskauer Rose LLP
                                            1585 Broadway
                                            New York, New York 10036-8200
                                            Attention: Peter M. Fass, Esq.


          [Signature Page to Amendment 2 to Indemnification Agreement]

                                        BUYER:
                                        ------

                                        KIMCO REALTY CORPORATION

                                        By: /s/ Glenn G. Cohen
                                            ------------------------------
                                            Name:  Glenn G. Cohen
                                            Title: Vice President & Treasurer

                                            Address for notices:

                                            Kimco Realty Corporation
                                            3333 New Hyde Park Road
                                            New Hyde Park, New York 11042-0020
                                            Attention: General Counsel

                                            With a copy to (which shall not
                                            constitute notice):

                                            Wachtell, Lipton, Rosen & Katz
                                            51 West 52nd Street
                                            New York, NY 10019
                                            Attention: Adam O. Emmerich, Esq.


           [Signature Page to Amendment to Indemnification Agreement]